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                       THIRD AMENDMENT TO CREDIT AGREEMENT

               THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made and dated as of the 30th day of June, 1997, by and among SANWA BANK CALIFORNIA ("Sanwa") and IMPERIAL BANK, as the current Lenders under the Credit Agreement referred to below (and as the term "Lenders" and capitalized terms not otherwise defined herein are used in the Credit Agreement), SANWA, in its capacity as Agent for the Lenders, and EQUITY MARKETING, INC., a Delaware corporation (the "Company").

                                    RECITALS

               A. Pursuant to that certain Credit Agreement dated as of January 26, 1996, by and among the Agent, the Lenders and the Company (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

               B. The Company, the Agent and the Lenders desire to modify the Credit Agreement in certain respects as set forth more particularly below.

               NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

        1. Increase in Permitted Capital Expenditures. To reflect the agreement of the parties to an increase in permitted Capital Expenditures in fiscal year 1997, Paragraph 8(n) of the Agreement is hereby amended to read in its entirety as follows:

                  "8(n) Capital Expenditures. And shall not permit any Subsidiary to, make or commit to make (by way of acquisition of the securities of any Person or otherwise), Capital Expenditures, taken in the aggregate for the Company and its consolidated Subsidiaries, in excess of $1,500,000.00 during fiscal 1997 or $500,000.00 during any fiscal year thereafter."

        2. Reaffirmation of Security Agreement. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Security Agreement or any other document or instrument made or given by the Company in connection therewith, (b) the term "Obligations" as used in the Security Agreement includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby and
(c) the Security Agreement remains in full force and effect.


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        3. Effective Date. This Amendment shall be effective as of the date that the Agent receives duly executed signature pages for this Amendment from each party hereto.

        4. Representations and Warranties. The Company hereby represents and warrants to the Agent and the Lenders as follows:

               (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

               (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and both prior to and after giving effect hereto: (i) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all respects, and (ii) there has not occurred an Event of Default or Potential Default.

        5. No Other Amendment. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

        6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                    EQUITY MARKETING, INC.,
                                    a Delaware corporation



                                    By: /s/ WILLIAM M. KING
                                       ---------------------------------
                                    Name: William M. King
                                         -------------------------------
                                    Title: Vice President, Finance
                                          ------------------------------


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                                    SANWA BANK CALIFORNIA, as Agent and as a
                                    Lender



                                    By: /s/ JOHN C. HYCHE
                                       ---------------------------------
                                    Name: John C. Hyche
                                         -------------------------------
                                    Title: Vice President
                                          ------------------------------

                                    IMPERIAL BANK, as a Lender



                                    By: /s/ JEFF COLVIN
                                       ---------------------------------
                                    Name: Jeff Colvin
                                         -------------------------------
                                    Title: Senior Vice President
                                          ------------------------------